BURNHAM INVESTORS TRUST

Burnham Financial Industries Fund
BMFIX (Class I)

Supplement dated December 29, 2011
to the Prospectus dated May 1, 2011

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

The first sentence in the paragraph under “Principal Investment Strategies” on page 2 is restated and replaced with the following:

The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector (unlike the Burnham Financial Services Fund, which offers other share classes described in a separate prospectus, and invests primarily in financial services companies that have market capitalizations of less than $2.4 billion).

The second sentence in the paragraph under “Principal Investment Strategies” on page 8 is restated and replaced with the following:

The fund invests primarily in financial service companies without regard to market capitalization (unlike the Burnham Financial Services Fund, which offers other share classes described in a separate prospectus, and invests primarily in financial services companies that have market capitalizations of less than $2.4 billion).

The following sentences are added after the second sentence in the first paragraph under “Principal Investment Strategies” on page 2 and after the third sentence in the first paragraph under “Principal Investment Strategies” on page 8:

The fund may invest in companies in the financial services sector of any size and the portion invested in small, medium or large companies is expected to vary over time based on the Sub-Adviser’s view as to how to achieve the fund’s objective.  As of the date of this Supplement, the average market capitalization of the fund’s holdings is approximately $803 million, reflecting the large percentage of assets currently invested in smaller companies.  The fund’s portfolio positioning in terms of company sizes is not currently dissimilar from that of Burnham Financial Services Fund, which, as of the date of the Supplement, has an average market capitalization of approximately $230 million.  The fund’s average market capitalization may vary depending on market conditions and may at times be below $803 million.  Because the fund is non-diversified, the fund may also have larger positions in smaller capitalization companies due to market conditions.  Investing in smaller capitalization companies may allow the fund to capitalize on merger and acquisition activity involving regional banking and savings institutions.

The following disclosure replaces in its entirety the paragraph “Financial Services Sector Risk” under “Principal Risks” on pages 4 and 12.

•
Financial Services Sector Risk – The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital and price competition.  In addition, the financial services sector was materially and adversely affected by the recent recession, credit crisis and, more recently, the global debt crisis, the effects which are still being felt.  A significant number of assets have been written down and additions to reserves have been at unprecedented levels.  Regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the fund invests.  Particularly, regulation of banks may limit both the amounts and types of loans they can make, the interest rates and fees they can charge and the amount of capital they must maintain.  The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile.  An adverse event could disproportionally affect the financial services sector, particularly national and regional bank holdings.  The continuing consolidation of financial services companies, including banks, may have adverse affects on individual holdings in the fund or the sector.  Financial services companies could fall further out of favor, causing the fund to underperform funds that focus on other types of stocks.

The following disclosure is added to Principal Risks on pages 4 and 12:

•
Micro Capitalization Companies Risk – Micro cap stocks have a market capitalization of less than $250 million. Micro cap companies may be less financially secure than large, mid or small capitalization companies.  Micro cap companies may be in the early state of development or newly formed with limited markets or product lines.  There may also be less public information about micro cap companies.  In addition, micro cap companies that rely on smaller management teams may be vulnerable to key personnel losses.  Micro cap stock prices also may be more volatile than large, mid or small cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell.  The securities of micro cap companies may not be traded daily. As a result, some of the fund’s holdings may be considered or become illiquid.

•
Small- and Mid-Capitalization Companies Risk – Historically, stock of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies.  Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell.  As a result, some of the fund’s small cap holdings may be considered or become illiquid.  Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.

Call Burnham Investors Trust at 1-800-462-2392 for more information

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE